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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported)  August 28, 1996
                                     ---------------

                         COMMISSION FILE NO.:  0-25664


                          MONTEREY BAY BANCORP, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

Delaware                                                        77-03811362
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(State or other Jurisdiction of Incorporation                (IRS Employer or
organization)                                                Identification No.)

36 Brennan Street, Watsonville, California                         95076
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code             (408) 722-3885
                                                             ------------------



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Item 5.  Other Information
         -----------------

      On August 28, 1996 the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

      Exhibit 99 - Press Release dated August 28, 1996.



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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:   /s/ Marshall G. Delk
                                          --------------------------------------
                                          Marshall G. Delk
                                          President and Chief Operating Officer


Dated:  August 28, 1996
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